                                                                   Exhibit 3-246
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


Microfilm Number               Filed with the Department of State on Feb 14 1997


Entry Number 2739181                          /s/ [Graphic Omitted]
                                              ----------------------------------
                                                Secretary of the Commonwealth


                      ARTICLES OF INCORPORATION-FOR PROFIT
                DSCB: 15-1306/2102/2303/2702/2903/7102a(Rev 90)


Indicate type of domesstic corporation (check one):

|X| Business-stock (15 Pa. C.S. ss. 1306)   |_| Management (15 Pa. C.S. ss.2702)

|_| Business-nonstock (15 Pa. C.S. ss. 2102)|_| Professional (15 Pa. C.S.
                                                ss.2903)

|_| Business-statutory close                |_| Cooperative (15 Pa.C.S.
      (15 Pa. C.S. ss. 2303)                    ss. 7102A)

   In compliance with the requirements of the applicable provisions of 15
Pa. C.S. (relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby state(s) that:

1. The name of the corporation is: Genesis Eldercare Adult Day Health Services, Inc.

2. The (a) address of the corporations's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:
      (a)   148 W. State Street, Kennett Square,        PA     19348     Chester
-------------------------------------------------------------------------------
             Number and Street     City                State    Zip      County

     (b)  c/o:
-------------------------------------------------------------------------------
             Name of Commercial Registered Office Provider               County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The corporation is incorporated under the provision of the Business Corporation Law of 1988.

4. The aggregate number of shares authorized is: 1,000 (other provisions, if any, attach 8 1/2 x 11 sheet)

5. The name and address, including street and number, if any, of each incorporator is:

     Name                   Address
     Lisa C. Holahan        Genesis Health Ventures, Inc., Attn: The Law
                            Department,
                            148 W. State Street, Kennett Square, PA 19348
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6.   The specific effective date, if any, is
                                            -----------------------------------
                                            month    day    year    hour, if any

7. Any additional provisions of the articles, if any, attach an 8 1/2 x 11 sheet.

8. Statutory close corporations only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. ss. 77a et seq.).

(PA-432-10/2/92)

DSCB:15-1306/2102/2303/2702/2903/7102A(Rev90)-2

9. Cooperative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its members/shareholders is

IN TESTIMONY WHEREOF, the incorporator(s) has(have) signed these Articles of Incorporation this 14th day of February, 1997.


/s/ Lisa C. Holahan
-------------------------------                   ------------------------------
        (Signature)                                       (Signature)
Lisa C. Holahan
(PA-432)

                                       o o

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU

                   Articles of Amendment-Domestic Corporation
                                  (15 Pa.C.S.)
Entity Number
2739181
                       |X| Business Corporation (ss. 1915)
                       |_| Non profit Corporation (ss. 5915)

Name                                            Document will be returned to the
                                                name and address you enter to
--------------------------------------------    the left.
Address              CTCORP-COUNTER
-------------------------------------------
City             State            Zip Code
-------------------------------------------

Fee: $52                  Filed in the Department of State on JUN 06 2002


                          /s/ [Graphic Omitted]
                          ------------------------------------------------------
                          Acting      Secretary of the Commonwealth

   In compliance with the requirements of the applicable provisions (relating to articles of amendment) the undersigned to amend its articles, hereby states that:

1.   The name of the corporation is:
     Genesis ElderCare Adult Day Health Services, Inc.
--------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a) Number and Street         City           State      Zip        County
     101 E State St.,         Kennett Square,      PA        19348       Chester
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     (b) Name of Commercial Registered Office Provider                   County

     c/o
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3.   The statute by or under which it was incorporated: Act of May 5, 1933
     (P.L. 364), as

4.   The date of its incorporation: February 14, 1997

5.   Check, and if appropriate complete, one of the following:

     |X| The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     |_|  The amendment shall be effective on           at
                                              --------     --------
                                                 Date        Hour

                                     200205-494

DSCB:15-1915/5915-2

6.   Check one of the following:

     |X| The amendment was adopted by the shareholders or members pursuant to 15 Pa.C.S. ss. 1914(a) and (b) or ss. 5914(a).

     |_| The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss. 1914(c) or ss. 5914(b).
--------------------------------------------------------------------------------
7.   Check, and if appropriate, complete one of the following:

     |X| The amendment adopted by the corporation, set forth in full, is as follows

     The name of the corporation is RHS Membership Interest Holding Company
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     |_| The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof
--------------------------------------------------------------------------------
8.   Check if the amendment restates the Articles:

     |_| The restated Articles of Incorporation supersede the original articles and all amendments thereto.
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IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of
Amendment to be signed by a duly authorized officer thereof this 17th day of May, 2002.

Genesis Eldercare Adult Day Health Services, Inc.
--------------------------------------------------
               Name of Corporation


/s/ [Graphic Omitted]
--------------------------------------------------
                     Signature
Senior Vice President, General Counsel & Secretary
--------------------------------------------------
                      Title